                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check the appropriate box:

( )     Preliminary Proxy Statement
( )     Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
(X)     Definitive Proxy Statement
( )     Definitive Additional Materials
( )     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                           EBUX, INC.
-----------------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)

-----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)     No fee required
( )     Fee computed on table below per Exchange Act Rules
        14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed maximum aggregate value of transaction:

     5)     Total fee paid:

( )     Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:
2)      Form, Schedule or Registration Statement No.:
3)      Filing Party:
4)      Date Filed:

                         EBUX, INC.
                      8 Gaucho Drive
             Rolling Hills Estate, CA  90274

                                             March 21, 2001

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of EBUX, Inc., which will be held on April 2, 2001 at 10:00 a.m., Pacific Standard Time at Suite 500, 2300
West Sahara Avenue, Las Vegas, Nevada  89102.

Details of the business to be conducted at the special meeting are given in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

Whether or not you attend the special meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the special meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of EBUX, Inc.

Sincerely,



Stephane Chouinard
President

                         EBUX, INC.
           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      March 21, 2001

To the Shareholders:

Notice is hereby given that a special meeting of the holders of shares of common stock of EBUX, Inc., a Florida corporation ("EBUX") will be held at Suite 500, 2300 West
Sahara Avenue, Las Vegas, Nevada 89102 on April 2, 2001 at
10:00 a.m., Pacific Standard Time, for the following purposes:

      1. To consider and vote upon the proposal to change of the name of the corporation from EBUX, Inc. to Petapeer
Holdings Inc., and to amend the Articles of the Corporation to reflect the new name.
      2. To consider and vote upon the proposal to ratify the actions of the corporation taken on September 28, 2000 when it changed the name of the corporation from NETWORTHUSA.COM, INC. to EBUX, Inc.
      3. To consider and vote upon the proposal to amend paragraph numbered 9.3 of the articles of incorporation to change the quorum requirement for meetings of the shareholders of the corporation from one-third of the shares entitled to vote at the meeting to a majority of the shares entitled to vote at the meeting.
      4. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 19, 2001 are entitled to notice of, and to vote at, this meeting.


                             BY ORDER OF THE BOARD OF DIRECTORS


                             Stephane Chouinard
                             President



                           IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DYNAMIC ASSOCIATES THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                             EBUX, INC.
                          8 Gaucho Drive
                 Rolling Hills Estate, CA  90274

                                             March 21, 2001

               PROXY STATEMENT FOR SPECIAL MEETING
                        OF SHAREHOLDERS
                    TO BE HELD APRIL 2, 2001

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EBUX OR ANY OTHER PERSON.

                    THE SPECIAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of EBUX, a Florida corporation ("EBUX"), to be voted at a special meeting of shareholders of EBUX (the "special meeting"), which will be held at 10:00 a.m. Pacific Standard Time on April 2, 2001, at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada 89102. The purposes of the special meeting is as follows:

      1. To consider and vote upon the proposal to change of the name of the corporation from EBUX, Inc. to Petapeer
Holdings Inc., and to amend the Articles of the Corporation to reflect the new name.
      2. To consider and vote upon the proposal to ratify the actions of the corporation taken on September 28, 2000 when it changed the name of the corporation from NETWORTHUSA.COM, INC. to EBUX, Inc.
      3. To consider and vote upon the proposal to amend paragraph numbered 9.3 of the articles of incorporation to change the quorum requirement for meetings of the shareholders of the corporation from one-third of the shares entitled to vote at the meeting to a majority of the shares entitled to vote at the meeting.

A copy of the proposed Articles of Amendment to Articles of Incorporation which would change the name of the corporation as described in proposal 1 and change the shareholder meeting quorum requirement as described in proposal 3 when filed with the office of the Secretary of State for the State of Florida is attached to this proxy statement as Appendix A. This proxy statement and the enclosed form of proxy are first being mailed to EBUX shareholders on or about March 21, 2001.

RECORD DATE; SOLICITATION OF PROXIES

The board of directors of EBUX has fixed the close of business on March 19, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. At the record date, there were 8,500,000 shares of common stock issued and outstanding and entitled to vote at the special meeting. Holders of common stock are entitled to one vote at the special meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by EBUX and its directors, officers and employees
(who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview.
EBUX will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. EBUX will bear the costs of the special meeting and of soliciting proxies therefor, including the cost of printing and mailing this proxy statement and related materials.

Any questions or requests for assistance regarding EBUX's proxies and related materials may be directed in writing to the corporate president, at 2300 West Sahara Ave., Suite
500, Las Vegas, Nevada  89102.

VOTE REQUIRED AND VOTING

In order to obtain shareholder approval of the proposals, a quorum of one-third of the shares of EBUX issued and outstanding and entitled to vote at the special meeting must be in attendance at the meeting either in person or by proxy and 50.01% or more of those in attendance must vote in favor of the proposals.

You can vote by either attending the special meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies.
If no contrary instructions are indicated for a particular proposal, the shares will be voted FOR such proposal. In addition, the proxy appointee will use his discretion in voting with respect to any other matter that may properly come before the special meeting (of which EBUX is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the special meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of EBUX an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the special meeting and voting in person. Attendance at the special meeting will not by itself constitute revocation of a proxy.


                          PROPOSAL NO. 1.

           AMENDMENT TO EBUX'S ARTICLES OF INCORPORATION TO
           CHANGE THE NAME OF EBUX TO PETAPEER HOLDINGS INC.

On February 22, 2001, EBUX acquired from 3838421 Canada Inc., a Canadian corporation ("3838421"), 3838421's exclusive worldwide license to use and commercialize the client software known as the Gnotella Client ("Gnotella") and its trademark license associated therewith. With this acquisition and new business focus, the board of directors of EBUX believes it would be appropriate and in the best interest of EBUX to change the name of EBUX to Petapeer Holdings Inc. This name is more descriptive of the business interests that EBUX will now pursue.

In order to effect the name change, it is necessary to amend the Articles of Incorporation of EBUX and designate within
the Articles of Incorporation the new name.   A copy of the
proposed Articles of Amendment to Articles of Incorporation which would effect the name change when filed with the office of the Secretary of State for the State of Florida is attached to this proxy statement as Appendix A. A vote in favor of the name change is also a vote in favor of amending the Articles of Incorporation by having an officer of EBUX sign and file the Articles of Amendment to Articles of Incorporation with applicable Florida state authorities.

                          PROPOSAL NO. 2.

     RATIFICATION OF CORPORATE ACTION TAKEN TO CHANGE THE NAME OF
       THE CORPORATION FROM NETWORTHUSA.COM, INC. TO EBUX, INC.

On September 28, 2000, the corporation filed documents with the office of the Secretary of State of the State of Florida changing the name of the corporation from NETWORTHUSA.COM, INC. to EBUX, Inc. It is proper that the actions taken by the corporation at that time in effecting the name change be ratified by the shareholders in this meeting. With the name of the corporation now being changed to Petapeer Holdings Inc., the action on September 28, 2000 is rendered less meaningful. The ratification of those actions at this time will place the records of the corporation in proper form with respect to those actions. It is therefore important to EBUX that this ratification take place.

                          PROPOSAL NO. 3.

      TO AMEND PARAGRAPH NUMBERED 9.3 OF THE ARTICLES OF
   INCORPORATIONN TO CHANGE THE QUORUM REQUIREMENT FOR MEETINGS
   OF THE SHAREHOLDERS OF THE CORPORATION FROM ONE-THIRD OF THE
   SHARES ENTITLED TO VOTE AT THE MEETING TO A MAJORITY OF THE
           SHARES ENTITLED TO VOTE AT THE MEETING TO.

Paragraph numbered 9.3 of the articles of incorporation of the corporation provides that at a meeting of the shareholders of the corporation, a quorum is formed by one-third of the shares entitled to vote at the meeting. The bylaws of the corporation provide that a quorum is formed by a majority of the shares issued and outstanding and entitled to vote at the meeting being in attendance at the meeting. Proposal No. 3 calls for an amendment to the articles of incorporation increasing the quorum requirement to as majority of the shares issued and outstanding and entitled to vote at the meeting, thereby unifying the language of the bylaws with that of the articles of incorporation.

The new paragraph 9.3 would read as follows:

          9.3.  Quorum.  The holders of shares entitled
      to a majority of the votes at a meeting of shareholder's at which all shares are represented shall constitute a quorum.

As noted above, the amended language would unify the quorum requirements of the articles of incorporation with that of the bylaws. The quorum requirement change would also bring the shareholder practices of EBUX in line with standard corporate practices for public corporations.

                EBUX'S BOARD RECOMMENDATION

The board of directors of EBUX recommends that shareholders of EBUX vote in favor of all three proposals. This recommendation is for the reasons stated in the sections above which discuss the proposals.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                       AND MANAGEMENT

The following table sets forth, as of March 19, 2001, information regarding the beneficial ownership of shares by each person known by EBUX to own five percent or more of the outstanding shares, by each of the directors and by the officers and by each director and officer as a group.

     Title                                      Amount and
      Of       Name and address of              Nature of         Percentage
    Class       Beneficial Owner            Beneficial Ownership   of Class
   -------    ---------------------         --------------------   ----------
   Common      Stephane Chouinard               5,333,333(1)        38.6%(2)
               2039 Ch. Bord du Lac
               Ile Bizard, QC  H9C 2M8

   Common      Robert Lockwood                    900,000           10.8%(3)
               12746 Campbell Place
               Surrey, British Columbia
               Canada  V3V 6C8

   Common      All officers and directors
               as a group (1 person)            5,333,333(1)        38.6%(2)

   (1) Shares indicated are actually the right to acquire warrants for the purchase of such shares.
   (2)   Percentage is calculated assuming EBUX issued
         5,333,333 shares upon the exercise of warrants.
   (3) Percentage calculation based upon 8,500,000 common shares presently outstanding.

                  FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for EBUX's proxy statement and form of proxy for its next annual meeting of shareholders will be April 2, 2002. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of EBUX's proxy statement and form of proxy is considered untimely is 45 days prior to April 2, 2002.

WHERE YOU CAN FIND MORE INFORMATION

EBUX is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. EBUX files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors
of EBUX, Inc.

/s/ Stephane Chouinard
---------------------------------
Stephane Chouinard, President

                           Appendix A

                      Articles of Amendment
                              To
                    Articles of Incorporation

          (Pursuant to section 607.1006, Florida Statutes)

1.    The name of the corporation is EBUX, INC.

2.    The text of the amendments adopted are as follows:

      Article I is amended to read in its entirety as follows:

                         ARTICLE I
                      CORPORATE NAME

      The name of the corporation shall be Petapeer
      Holdings Inc.

      Paragraph numbered 9.3 is amended to read in its
      ------------------------------------------------
      entirety as follows:
      -------------------

          9.3. Quorum. The holders of shares entitled to a majority of the votes at a meeting of shareholder's at which all shares are represented shall constitute a quorum.

3. These amendments were adopted by the board of directors on ---------- and by the shareholders of the corporation on -----------.

4. The number of votes cast for the amendment by the shareholders was sufficient for approval.

DATED this ---- day of April, 2001.


------------------------------
Stephane Chouinard
President

                           EBUX, INC.
                             PROXY

    FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF EBUX, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan Levinson with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the special meeting of EBUX, Inc., a Florida corporation ("EBUX"), to be held at Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada 89102 , on April 2, 2001 at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes        Total Number of
as indicated   [X]		Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

PROPOSAL NO. 1: To change the name of the corporation to Petapeer Holdings Inc. and to amend the Articles of Incorporation to reflect the new name.

          FOR name change             NOT FOR name change
              [_]                            [_]

PROPOSAL NO. 2: To ratify the actions of the corporation in changing the name of the corporation to EBUX, Inc.

          FOR ratification            NOT FOR ratification
              [_]                            [_]

PROPOSAL NO. 3: To amend paragraph numbered 9.3 of the articles of incorporation to change the quorum requirement for meetings of the shareholders of the corporation from one-third of the shares entitled to vote at the meeting to a majority of the shares entitled to vote at the meeting.

          FOR amendment               NOT FOR amendment
              [_]                            [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                       Dated:             ,2001
                                         -------------


------------------------            ---------------------------